Exhibit 10.7(d)

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

November 27, 2012

David Abraham

General Counsel and Corporate Secretary

Selecta Biosciences Inc.

480 Arsenal Street, Building One

Watertown MA 02472

Re:                 M.I.T. - Selecta Biosciences, Inc. Exclusive Patent License Agreement,

(M.I.T. License Agreement LID # [***])

Dear David,

This letter amendment (“Letter Amendment”) is in reference to the Exclusive Patent License Agreement by and between the Massachusetts Institute of Technology (“MIT”) and Selecta Biosciences, Inc. (“Selecta”), effective November 25, 2008, as amended by a First Amendment dated January 12, 2010, (the “MIT License Agreement”).  Capitalized terms that are used but not otherwise defined herein shall have the meanings given to such terms in the MIT License Agreement.

As we have discussed, MIT understands that COMPANY intends to enter into a License and Research Collaboration Agreement with Sanofi, a société anonyme duly organized and validly existing under the laws of the Republic of France (“SANOFI”) (as amended or restated in the future, the “SANOFI License Agreement”), pursuant to which, among other things, COMPANY will grant to SANOFI a sublicense under certain licenses and rights granted to COMPANY under Section 2.1 of the MIT License Agreement (the “SANOFI Sublicensed Rights”) and a license under other relevant patent rights and know-how controlled by COMPANY pursuant to the terms and conditions therein.  COMPANY shall provide MIT a fully signed copy of the SANOFI License Agreement promptly after it is executed.

In connection with the execution of the SANOFI License Agreement, COMPANY and M.I.T. hereby agree as follows:

1.                                      Right for SANOFI to Grant Sublicenses.  With regard to Section 2.6 of the MIT License Agreement, the parties hereby agree that COMPANY may grant solely to SANOFI, pursuant to the SANOFI License Agreement, the right to grant sublicenses of the SANOFI Sublicensed Rights on the following terms and conditions (each a “Permitted SANOFI Sublicense”):

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

a.              SANOFI shall be entitled to grant sublicenses through multiple tiers under the SANOFI Sublicensed Rights to Affiliates and Sublicensees (as defined in the SANOFI License Agreement, “Permitted SANOFI Sublicensees”).

b.              SANOFI and each Permitted SANOFI Sublicensee shall be considered a SUBLICENSEE for the purposes of the MIT License Agreement.  For the avoidance of doubt, and not in limitation of the foregoing or any other provisions of the MIT License Agreement, any consideration that COMPANY or an AFFILIATE receives from a SUBLICENSEE in consideration of the sublicense of the licenses and rights granted COMPANY and AFFILIATES under Section 2.1 (including without limitation the sublicense of such rights under a Permitted SANOFI Sublicense) shall be considered SUBLICENSE INCOME.  In accordance with Section 4.1(e) of the MIT License Agreement, COMPANY hereby agrees to pay MIT [***] percent ([***]%) of all SUBLICENSE INCOME related to the SANOFI License Agreement and Permitted SANOFI Sublicenses.

c.               In the event that non-monetary consideration is received by COMPANY or its AFFILIATES for the SANOFI License Agreement or a Permitted SANOFI Sublicense, SUBLICENSE INCOME shall be calculated based on and shall include the fair market value of such non-monetary consideration, including all elements of such consideration.

d.              Any sublicense granted by SANOFI (a “SANOFI Sublicense Agreement”) shall satisfy the requirements of Section 2.6 of the MIT License Agreement; notwithstanding and without limiting the foregoing, any SANOFI Sublicense Agreement shall (i) include terms that are sufficient to enable COMPANY to comply with the MIT License Agreement, and (ii) include provisions to provide that in the event that the Permitted SANOFI Sublicensee brings a PATENT CHALLENGE against M.I.T. or assists another party in bringing a PATENT CHALLENGE against M.I.T. (except as required under a court order or subpoena) then SANOFI may terminate the SANOFI Sublicense Agreement within [***] days.

e.               Except for sublicenses granted by SANOFI to third party service providers, COMPANY shall, and ensures that SANOFI shall, (i) furnish MIT with a fully signed photocopy of any SANOFI Sublicense Agreement promptly after it is executed, and (ii) deliver to MIT reports containing the information described in Article 5 of the MIT License Agreement with respect to Permitted SANOFI Sublicensees.  Notwithstanding the foregoing, COMPANY shall ensure in the SANOFI License Agreement that SANOFI shall provide a copy of any sublicense granted by SANOFI to a third party service provider to MIT upon request by MIT.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2.                                      MIT and COMPANY shall meet within [***] days of the execution of the SANOFI License Agreement to discuss in good faith whether or not the First Payment and the Second Payment, as those terms are defined in the SANOFI License Agreement, are subject to sublicense income sharing under the M.I.T. License Agreement.  If the parties are not in agreement at the end of such [***] day period, then the parties agree to initiate the dispute resolution procedures outlined in Section 13.3(a) of the M.I.T. License Agreement immediately.

3.                                      MIT License Agreement.  Except as expressly modified by this Letter Amendment, the MIT License Agreement shall remain unchanged and in full force and effect in accordance with its terms.

4.                                      Assignment.  COMPANY shall have the right to assign this Letter Amendment only in connection with both (a) any assignment by COMPANY of the MIT License Agreement as set forth in, and permitted by, Article 10 of the MIT License Agreement and (b) any assignment by COMPANY of the SANOFI License Agreement as set forth in, and permitted by, Section 21.1 of the SANOFI License Agreement.

5.                                      Notices.  Section 15.1 of the MIT License Agreement shall be amended to reflect the updated addresses and contacts set forth for such party below:

(i)                                     In the case of COMPANY, to:

Selecta Biosciences, Inc.

480 Arsenal Street, Building One

Watertown, MA 02472

Attention:        General Counsel

Facsimile No.: 617-924-3454

And, if relating to the SANOFI License Agreement, with a copy to:

Goodwin Procter LLP

53 State Street

Boston, MA 02109

[***]

(ii)                                  In the case of MIT, to:

Massachusetts Institute of Technology

Technology Licensing Office, Rm NE18-501

One Cambridge Center, Kendall Square

Cambridge, MA 02142-1601

Attention: Director

6.                                      Counterparts.  This Letter Amendment, or any part thereof requiring signing by the parties, may be executed in separate counterparts, each of which shall be an original as against any party whose signature appears thereon but all of which together shall constitute one and the same instrument.  A facsimile transmission of the signed Letter Amendment, and those parts thereof requiring signing by the parties, shall be legal and binding on the parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

{SIGNATURE PAGE FOLLOWS}

If the foregoing accurately sets forth our agreement, please indicate so by countersigning this letter in the space provided below.

Sincerely,

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

By:	/s/ Lita L. Nelsen
Name: Lita L. Nelsen
Title: Director, M.I.T. Technology Licensing Office

AGREED AND ACCEPTED:

SELECTA BIOSCIENCES, INC.

By:	/s/ Werner Cautreels

Name:	Werner Cautreels

Title:	President and CEO
Date:	November 27, 2012